                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement         [ ] Confidential, for use of the
[ ] Definitive Proxy Statement              Commission on (as permitted
                                            by Rule 14a-b(e)(21))
[ ] Definitive Additional Materials

[ ] Soliciting  Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ONE VALLEY BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

                             Elizabeth Osenton Lord
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)    Title of each class of securities to which transaction applies:

       --------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:

       --------------------------------------------------------------------

(3) Per unit price other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       --------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

       --------------------------------------------------------------------
(5)    Total fee paid:

       --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1)    Amount Previously Paid:

       --------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

       --------------------------------------------------------------------

(3)    Filing Party:

       --------------------------------------------------------------------

(4)    Date Filed:

       --------------------------------------------------------------------

               PRELIMINARY COPIES FILED PURSUANT TO RULE 14A-6.(A)

                            ONE VALLEY BANCORP, INC.
                            CHARLESTON, WEST VIRGINIA


                NOTICE OF REGULAR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 1997


To the Shareholders:

         The Regular Annual Meeting of Shareholders of One Valley Bancorp, Inc. ("One Valley") will be held at the Charleston Town Center Marriott, 200 Lee Street, East, in Charleston, West Virginia, at 10:00 a.m. on Tuesday, April 22, 1997, for the purpose of considering and voting upon proposals:

         1. To elect _______ directors - ________ to serve for a term of three years, and one to serve for a term of two years, and until their successors are chosen and qualify.

         2. To ratify the selection of Ernst & Young LLP by the Board of Directors as independent Certified Public Accountants for the year 1997.

         3. To approve an amendment to the Articles of Incorporation to update the indemnification provision of Article V.

         4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 4, 1997, are entitled to notice of the meeting and to vote at the meeting. We hope that you will attend this meeting.

                                        By Order of the Board of Directors
                                        J. Holmes Morrison
                                        PRESIDENT

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

MARCH 18, 1997

                            ONE VALLEY BANCORP, INC.
                                ONE VALLEY SQUARE
                            CHARLESTON, WEST VIRGINIA


                                 PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 22, 1997


         This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of One Valley Bancorp, Inc. ("One Valley"), to be held on Tuesday, April 22, 1997, at the time and for the purposes set forth in the accompanying Notice of Regular Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the form of proxy are to be first mailed to shareholders is March 18, 1997. The mailing address of the principal executive offices of One Valley is P. O. Box 1793, Charleston, West Virginia, 25326.


SOLICITATION OF PROXIES

         The solicitation of proxies is made by management at the direction of the Board of Directors of One Valley. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" the election of the ______ management nominees as directors for the terms specified, "FOR" the ratification of the selection of Ernst & Young LLP as independent Certified Public Accountants and "FOR" the amendment of One Valley's Articles of Incorporation to update the indemnification provision of Article V. A shareholder executing the proxy may revoke it at any time before it is voted by notifying One Valley in person, by giving written notice to One Valley of the revocation of the proxy, by submitting to One Valley a subsequently dated proxy or by attending the meeting and withdrawing the proxy before it is voted at the meeting.

         The expense for the solicitation of proxies will be paid by One Valley. In addition to this solicitation by mail, officers and regular employees of One Valley and its subsidiaries may, to a limited extent, solicit proxies personally or by telephone or telegraph.


ELIGIBILITY OF STOCK FOR VOTING PURPOSES

         Pursuant to One Valley's Bylaws, the Board of Directors has fixed March 4, 1997, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

         As of the record date for the Annual Meeting, _____________ shares of the common stock with a par value of ten dollars ($10.00) per share ("One Valley Common Stock") of One Valley were issued and outstanding and entitled to vote. One Valley's subsidiary banks hold of record as trustee, co-trustee, executor or co-executor, but not beneficially, 3,986,330 shares of stock representing ________% of the shares of One Valley outstanding. Of these shares, the banks hold 3,354,654 shares as co-trustee or co-executor and 631,676 shares as sole trustee or sole executor (other principal holders of One Valley's stock are discussed under "Principal Holders of Securities"). The 3,354,654 shares held as co-trustee or co-executor are voted by the individual co-trustee(s) or co-executor(s) and not by the banks. Of the remaining 631,676 shares held by the banks as sole trustee or sole executor, 567,728 shares (or ______% of the total shares outstanding) will be voted by the banks, as trustee or executor, "FOR" the election of the ______ management nominees as directors, "FOR" the ratification of the selection of Ernst & Young LLP as independent Certified Public Accountants, and "FOR" the amendment of One Valley's Articles of Incorporation to update the indemnification provision of Article V. The remaining 63,948 shares are held by the banks as sole trustee or sole executor in personal trust and self-directed employee benefit accounts and will be voted by the banks at the direction of the grantor, settlor or beneficiary of those accounts.

                               PURPOSE OF MEETING

1.       ELECTION OF DIRECTORS

         One Valley's Bylaws currently provide that the Board of Directors shall consist of not fewer than six nor more than 33 members. The Bylaws also provide that the exact number of directors within these minimum and maximum limits are to be fixed and determined by resolution of the Board of Directors. There are presently 29 directors on the Board, and at a meeting held February 18, 1997, the Board's Executive Committee fixed at ___ the number of directors to constitute the full Board of Directors of One Valley effective April 22, 1997. The term of Mr. Cecil B. Highland, Jr. as a director of One Valley expires at the 1997 Annual Meeting, and in accordance with One Valley's Directors Retirement Policy, he will not stand for re-election.

         One Valley's Articles of Incorporation authorize classification of the Board of Directors into three classes, each of which serves for three years, with one class being elected each year. Pursuant to this arrangement _____ nominees have been nominated for three-year terms, and one nominee has been nominated for a two-year term, and until their successors are chosen and qualify. This will result in a Board composed of three classes with ______ directors in the class of 1998, ______ directors in the class of 1999 and ______ directors in the class of 2000.

MANAGEMENT NOMINEES TO THE BOARD OF ONE VALLEY

         Unless otherwise directed, the proxies will be voted "FOR" the election of the following ______ directors to serve for terms expiring at the Annual Meeting of Shareholders in 2000 and until their successors are chosen and qualify.



                                     SERVED         FAMILY
                                      AS A       RELATIONSHIP
                                    DIRECTOR    WITH DIRECTORS                               PRINCIPAL
                                     OF ONE       AND OTHER         YEAR IN                  OCCUPATION
                                     VALLEY        NOMINEES       WHICH TERM               OR EMPLOYMENT
        NOMINEES           AGE       SINCE                          EXPIRES               LAST FIVE YEARS

Bob M. Johnson              61        1996           None            2000       1996  to  present  -  President  and
                                                                                Chief   Executive   Officer   -  One
                                                                                Valley  Bank  -  Central   Virginia;
                                                                                formerly    President    and   Chief
                                                                                Executive   Officer  -  Co-operative
                                                                                Savings Bank, FSB

Robert E. Kamm, Jr.         45        1987           None            2000       President   and   Chief    Executive
                                                                                Officer   -  One   Valley   Bank  of
                                                                                Summersville, Inc., Summersville, WV

Edward H. Maier             53        1983           None            2000       President  -  General   Corporation,
                                                                                Charleston,    WV    (Real    Estate
                                                                                Investment     and    Natural    Gas
                                                                                Production)

J. Holmes Morrison          56        1990           None            2000       1991  to  present  -  President  and
                                                                                Chief   Executive   Officer   -  One
                                                                                Valley  Bancorp,  Inc., and Chairman
                                                                                of  the  Board  - One  Valley  Bank,
                                                                                National    Association;    formerly
                                                                                Executive   Vice   President  -  One
                                                                                Valley Bancorp,  Inc.; President and
                                                                                Chief   Executive   Officer   -  One
                                                                                Valley Bank,  National  Association,
                                                                                Charleston, WV

Angus E. Peyton (1)         70        1981           None            1999       Attorney   -   Brown   and   Peyton,
                                                                                Charleston, WV


                                       5




                                     SERVED         FAMILY
                                      AS A       RELATIONSHIP
                                    DIRECTOR    WITH DIRECTORS                               PRINCIPAL
                                     OF ONE       AND OTHER         YEAR IN                  OCCUPATION
                                     VALLEY        NOMINEES       WHICH TERM               OR EMPLOYMENT
        NOMINEES           AGE       SINCE                          EXPIRES               LAST FIVE YEARS

Lacy I. Rice, Jr.           65        1994           None            2000       Attorney  - Bowles,  Rice,  McDavid,
                                                                                Graff & Love;  Vice  Chairman of the
                                                                                Board - One  Valley  Bancorp,  Inc.,
                                                                                Charleston,   WV;  Chairman  of  the
                                                                                Board  - One  Valley  Bank  -  East,
                                                                                Martinsburg,  WV; formerly  Chairman
                                                                                of the  Board  and  Chief  Executive
                                                                                Officer - Mountaineer  Bankshares of
                                                                                W.Va., Inc.

Richard B. Walker           58        1991           None            2000       Chairman  of  the  Board  and  Chief
                                                                                Executive  Officer - Cecil I. Walker
                                                                                Machinery

Thomas D. Wilkerson         68        1981           None            2000       Senior Agent -  Northwestern  Mutual
                                                                                Life Insurance Company,  Charleston,
                                                                                WV



DIRECTORS CONTINUING TO SERVE UNEXPIRED TERMS

           The following Directors will continue to serve until the expiration of their terms:


                                     SERVED         FAMILY
                                      AS A       RELATIONSHIP
                                    DIRECTOR    WITH DIRECTORS                               PRINCIPAL
                                     OF ONE       AND OTHER         YEAR IN                  OCCUPATION
                                     VALLEY        NOMINEES       WHICH TERM               OR EMPLOYMENT
       DIRECTORS           AGE       SINCE                          EXPIRES               LAST FIVE YEARS

Phyllis H. Arnold           48        1993           None            1999       1991  to  present  -  President  and
                                                                                Chief   Executive   Officer   -  One
                                                                                Valley Bank,  National  Association;
                                                                                formerly  Executive Vice President -
                                                                                One    Valley     Bank,     National
                                                                                Association, Charleston, WV

Charles M. Avampato         58        1984           None            1999       President - Clay  Foundation,  Inc.,
                                                                                Charleston,      WV      (Charitable
                                                                                Foundation)

Robert F. Baronner          70        1981           None            1998       Chairman  of the Board - One  Valley
                                                                                Bancorp,   Inc.,   Charleston,   WV;
                                                                                formerly    President    and   Chief
                                                                                Executive   Officer  -  One   Valley
                                                                                Bancorp, Inc., Charleston, WV

C. Michael Blair, IV        54        1994           None            1998       Chairman  of  the  Board,  President
                                                                                and  Chief  Executive  Officer - One
                                                                                Valley  Bank-North,  Inc.;  formerly
                                                                                Chairman  of  the  Board,  President
                                                                                and   Chief   Executive   Officer  -
                                                                                Mercantile    Banking    and   Trust
                                                                                Company, Moundsville, WV



                                       6






                                     SERVED         FAMILY
                                      AS A       RELATIONSHIP
                                    DIRECTOR    WITH DIRECTORS                               PRINCIPAL
                                     OF ONE       AND OTHER         YEAR IN                  OCCUPATION
                                     VALLEY        NOMINEES       WHICH TERM               OR EMPLOYMENT
       DIRECTORS           AGE       SINCE                          EXPIRES               LAST FIVE YEARS

James K. Brown              67        1981           None            1998       Attorney    -   Jackson   &   Kelly,
                                                                                Charleston, WV

Nelle Ratrie Chilton        57        1989           (2)             1998       Director   and  Vice   President   -
                                                                                Dickinson     Fuel    Co.,     Inc.,
                                                                                Charleston,   WV;  TerraCo.,   Inc.,
                                                                                Charleston,   WV;  TerraCare,  Inc.,
                                                                                TerraSalis,  Inc.,  TerraSod,  Inc.,
                                                                                Malden, WV (Landscaping)

R. Marshall Evans, Jr.      55        1984           (3)             1998       President  - Dickinson  Co.,  Quincy
                                                                                Coal  Co.,  and  Chesapeake   Mining
                                                                                Co., Charleston,  WV; Vice President
                                                                                - Geary Securities,  Charleston, WV;
                                                                                President   -  Hubbard   Properties,
                                                                                Inc., Cheyenne, WY

James Gabriel               66        1993           None            1999       President   and   Chief    Executive
                                                                                Officer  - Gabriel  Brothers,  Inc.,
                                                                                Morgantown, WV (Retail  Sales)

Phillip H. Goodwin          56        1989           None            1998       President - CAMCARE  and  Charleston
                                                                                Area Medical Center, Charleston, WV

Thomas E. Goodwin           67        1985           None            1999       Chairman  of the Board - One  Valley
                                                                                Bank   of    Ronceverte,    National
                                                                                Association, Ronceverte, WV

John D. Lynch               56        1986           None            1999       Vice  President  - Davis Lynch Glass
                                                                                Company, Star City, WV

Charles R.                  55        1987           None            1999       President    -    The    Neighborgall
Neighborgall, III                                                               Construction Company,  Huntington, WV
                                                                                (General Contractors)

Robert O. Orders, Sr.       71        1989           None            1998       Chief  Executive  Officer  -  Orders
                                                                                Construction Co., St. Albans, WV

John L. D. Payne            58        1981           (3)             1998       President  -  Payne-Gallatin  Mining
                                                                                Co., Charleston, WV

Brent D. Robinson           49        1994           None            1998       1995  to  present  -  President  and
                                                                                Chief   Executive   Officer   -  One
                                                                                Valley    Bank    of     Huntington,
                                                                                Huntington,   WV;  1993  to  1996  -
                                                                                Executive   Vice   President,    One
                                                                                Valley   Bancorp,   Inc.;   formerly
                                                                                President,  Chief Operating  Officer
                                                                                and   Chief   Financial   Officer  -
                                                                                Mountaineer   Bankshares  of  W.Va.,
                                                                                Inc.


                                       7




                                     SERVED         FAMILY
                                      AS A       RELATIONSHIP
                                    DIRECTOR    WITH DIRECTORS                               PRINCIPAL
                                     OF ONE       AND OTHER         YEAR IN                  OCCUPATION
                                     VALLEY        NOMINEES       WHICH TERM               OR EMPLOYMENT
       DIRECTORS           AGE       SINCE                          EXPIRES               LAST FIVE YEARS

James W. Thompson           69        1983           None            1999       Chairman  of the Board - One  Valley
                                                                                Bank   of   Mercer   County,   Inc.,
                                                                                Princeton, WV

J. Lee Van Metre, Jr.       59        1986           None            1999       Attorney   -  Steptoe   &   Johnson;
                                                                                Secretary  of the Board - One Valley
                                                                                Bank - East,  National  Association,
                                                                                Martinsburg, WV

H. Bernard Wehrle, III      45        1991           None            1999       President  -  McJunkin  Corporation,
                                                                                Charleston,      WV      (Industrial
                                                                                Wholesaler)

John H. Wick, III           51        1993           (2)             1999       1992 to present - Vice  President  -
                                                                                Dickinson     Fuel    Co.,     Inc.,
                                                                                Charleston,   WV;  1980  to  1992  -
                                                                                Harrison  & Bates,  Inc.,  Richmond,
                                                                                VA (Commercial Realtor)



(1) Angus E. Peyton is a member of the Board of Directors of American Electric Power Company, Inc.
(2) John H. Wick, III, is the brother-in-law of Nelle Ratrie Chilton.
(3) R. Marshall Evans, Jr. and John L. D. Payne are first cousins.

GENERAL

         One Valley's Bylaws provide that in the election of directors, each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of such directors multiplied by the number of shares owned will equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. For all other purposes, each share is entitled to one vote. If any shares are voted cumulatively for the election of directors, the Proxies, unless otherwise directed, will have full discretion and authority to cumulate their votes and vote for less than all such nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         One Valley's Bylaws provide that nominations for election to the Board of Directors, other than those made by or on behalf of the existing management of One Valley, must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the President not later than the close of business on the 7th day following the day on which the notice of meeting was mailed. To the extent known, the notice of nomination must contain the following information:
(a) name and address of proposed nominee(s); (b) principal occupation of proposed nominee(s); (c) total shares to be voted for each proposed nominee; (d) name and address of notifying shareholder; and (e) number of shares owned by notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the Chairman of the meeting, in which case the votes cast for the proposed nominee will likewise be disregarded.

         One Valley commenced business on September 4, 1981, as a bank holding company. The financial operations of One Valley in 1996 primarily related to the ownership and the establishment of policies for the management and direction of One Valley Bank, National Association; One Valley Bank of Huntington, Inc.; One Valley Bank of Mercer County, Inc.; One Valley Bank of Ronceverte, National Association; One Valley Bank, Inc.; One Valley Bank of Oak Hill, Inc.; One Valley Bank of Summersville, Inc.; One Valley Bank - East, National

Association, One Valley Bank - North, Inc.; One Valley Bank of Clarksburg, National Association; One Valley Bank, F.S.B.; and One Valley Bank - Central Virginia.

COMMITTEES OF THE BOARD

         One Valley has a standing Audit Committee, Compensation Committee and Nominating Committee.

         The Audit Committee of One Valley consists of five members, Charles M. Avampato, Nelle Ratrie Chilton, Edward H. Maier, John L. D. Payne and Richard B. Walker and met four times in 1996. This Committee reviews and evaluates significant matters relating to audit and internal controls, reviews the scope and results of audits by independent auditors, reviews the activities of the internal audit staff, meets with the appropriate management personnel regarding internal and external audit results and reports its findings to the Board of Directors.

         The Compensation Committee of One Valley consists of six members, Charles M. Avampato, Nelle Ratrie Chilton, Phillip H. Goodwin, David E. Lowe, John L. D. Payne and H. Bernard Wehrle, III, and met four times in 1996. The Compensation Committee administers the One Valley Bancorp, Inc., 1983 and 1993 Incentive Stock Option Plans. It also approves compensation levels for the executive management group of One Valley and its subsidiaries.

         The Nominating Committee of One Valley consists of six members, Robert
F. Baronner, Nelle Ratrie Chilton, Phillip H. Goodwin, J. Holmes Morrison, John
L. D. Payne and Angus E. Peyton and met once in 1996. The Nominating Committee recommends nominees to fill vacancies on the Board of Directors, although the President of One Valley will also entertain nominations made in accordance with One Valley's Bylaws of non management nominees.

         One Valley's Board met eight times in 1996, and there were numerous meetings of the Committees of the Board. During 1996, Directors Phillip H. Goodwin, Angus E. Peyton and H. Bernard Wehrle, III, attended fewer than 75% of the aggregate of the total number of One Valley Board meetings and the total number of meetings held by all Committees on which they served.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         John L. Dickinson and C. C. Dickinson, sons of John Q. Dickinson, one of the original incorporators of One Valley Bank, National Association, formerly Kanawha Valley Bank, National Association (hereinafter "One Valley Bank"), each owned more than 10% of the issued and outstanding stock of One Valley Bank. Both John L. and C. C. Dickinson are deceased, and much of the stock formerly held by them is now held by family trusts created by them or their spouses. At the time of One Valley's formation as a one-bank holding company holding 100% of the stock of One Valley Bank, the shares of One Valley Bank were exchanged on a one for one basis for shares of One Valley. The John L. Dickinson Family Trusts collectively hold 1,612,227 shares, representing _______% of the issued and outstanding stock of One Valley. The C. C. Dickinson Family Trusts collectively hold 1,083,724 shares, representing ________% of the issued and outstanding stock of One Valley. The following table sets forth the names and addresses of those shareholders who own beneficially more than 5% of the outstanding One Valley Common Stock as of March 4, 1997, the amount and nature of the beneficial ownership and the percentage of outstanding voting securities represented by the amount owned. The individuals named in the table are co-trustees of certain of the Dickinson Family Trusts and most of the shares owned by them are owned in their capacity as co-trustees.


          TITLE OF                     NAME AND ADDRESS                  AMOUNT AND NATURE OF          PERCENT OF
           CLASS                     OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)           CLASS
           -----                     -------------------               ------------------------           -----
Common Stock                 Mary Price Ratrie                               1,224,127(2)               ________%
                             Kanawha Salines
                             Malden, WV  25306

Common Stock                 Charles C. Dickinson, III                       1,126,498(3)               ________%
                             1111 City National Building
                             Wichita Falls, Texas  76301

Common Stock                 R. Marshall Evans, Jr.                          1,794,198(4)               ________%
                             3401 Northside Parkway
                             Atlanta, GA  30327

-------

(1) This table includes a duplication of beneficial ownership of securities in cases where the named individuals have overlapping co-trustee relationships. These three individuals hold, excluding duplication, a total of 3,061,099 shares, or _______% of the total ____________ shares of One Valley Common Stock outstanding as of the record date. Although One Valley Bank, a subsidiary of One Valley, is a co-trustee of these various trusts, in all instances, the named individual co-trustees vote the stock of One Valley held in the trusts.

(2) Consists of 42,498 shares owned of record; 1,083,724 shares held as co-trustee with Charles C. Dickinson, III, and One Valley Bank (in which trusts Mary Price Ratrie has a one-third beneficial interest); 945 shares owned by J. Q. Dickinson & Co., a sole proprietorship owned by Mary Price Ratrie; and 96,960 shares owned by Dickinson Property Limited Partnership in which Mary Price Ratrie is a beneficial owner.

(3) Consists of 42,774 shares owned of record and 1,083,724 shares held as co-trustee with Mary Price Ratrie and One Valley Bank (in which trusts Mr. Dickinson has a one-fifth beneficial interest).

(4) Consists of 1,046,857 shares held as co-trustee with an individual co-trustee and One Valley Bank; 175,575 shares held as co-trustee with One Valley Bank and another individual co-trustee; 149,401 shares held with One Valley Bank as co-trustee; 28,913 shares held by his wife as trustee of trusts for the benefit of his children; 35,627 shares owned of record; 7,227 shares owned of record by his wife; and 350,598 shares owned by Dickinson Company, of which Mr. Evans is an executive officer. Not included in this total amount are 18,301 shares held in a trust from which Mr. Evans may, at the discretion of the co-trustees, receive distributions of income and, under certain circumstances, distributions of principal.

OWNERSHIP OF VOTING SECURITIES BY DIRECTORS, NOMINEES AND OFFICERS

         The following tabulation sets forth the number of shares of One Valley Common Stock beneficially owned by (i) each of the nominees and directors, (ii) each of the executive officers listed in the Summary Compensation Table, and
(iii) the directors, nominees, and executive officers of One Valley as a group as of March 4, 1997, and indicates the percentages of One Valley Common Stock so owned. There is no other class of voting securities issued and outstanding.



                                AMOUNT AND NATURE
                                  OF BENEFICIAL                     PERCENT OF
NAME OF BENEFICIAL OWNER           OWNERSHIP (1)                       CLASS

Phyllis H. Arnold              63,843 Direct (2)                         *
                                  181 Indirect

Charles M. Avampato             23,771 Direct                            *
                                 3,768 Indirect

Robert F. Baronner              12,082 Direct                            *
                                 7,546 Indirect


                                       10




                                AMOUNT AND NATURE
                                  OF BENEFICIAL                     PERCENT OF
NAME OF BENEFICIAL OWNER           OWNERSHIP (1)                       CLASS

Frederick H. Belden, Jr.        27,400 Direct (3)                        *
                                 2,670 Indirect

C. Michael Blair, IV            80,609 Direct (4)                        *
                                 4,774 Indirect

James K. Brown                   1,952 Direct                            *
                                 2,942 Indirect

Nelle Ratrie Chilton            54,103 Direct                            *

R. Marshall Evans, Jr.          35,627 Direct                          ________%
                             1,758,571 Indirect (5)

James Gabriel                   10,602 Direct                            *
                                 1,625 Indirect

Phillip H. Goodwin               3,238 Direct                            *

Thomas E. Goodwin                9,277 Direct                            *
                                 9,347 Indirect

Cecil B. Highland, Jr.         406,086 Direct                          ________%
                                 9,388 Indirect

Bob M. Johnson                 104,912 Direct (6)                        *
                                 2,707 Indirect

Laurance G. Jones               23,100 Direct (7)                        *
                                 4,500 Indirect

Robert E. Kamm, Jr.             329,571 Direct (8)                     ________%
                                 24,060 Indirect

David E. Lowe                     1,351 Direct                            *

John D. Lynch                    26,250 Direct                            *
                                  3,750 Indirect

Edward H. Maier                  12,500 Direct

J. Holmes Morrison               78,411 Direct (9)                        *
                                  8,927 Indirect

Charles R. Neighborgall, III      1,533 Direct                            *
                                  3,273 Indirect

Robert O. Orders, Sr.            21,115 Direct                            *

John L. D. Payne                    892 Direct                         ________%
                                571,849 Indirect (10)

Angus E. Peyton                  44,090 Direct                         ________%
                                207,711 Indirect

Lacy I. Rice, Jr.               182,875 Direct                            *

                                      11




                                AMOUNT AND NATURE
                                 OF BENEFICIAL                       PERCENT OF
NAME OF BENEFICIAL OWNER          OWNERSHIP (1)                        CLASS

Brent D. Robinson                33,256 Direct (11)                       *
                                    852 Indirect

Kenneth R. Summers               34,936 Direct (12)                       *

James W. Thompson                18,175 Direct                            *
                                  7,145 Indirect

J. Lee Van Metre, Jr.              4010 Direct                            *

Richard B. Walker                 2,296 Direct                            *

H. Bernard Wehrle, III            1,475 Direct                            *

John H. Wick, III                12,625 Direct                            *
                                 49,401 Indirect

Thomas D. Wilkerson               2,250 Direct                            *


All Directors, Nominees
   and Executive           ___________  Direct
   Officers as a Group
   (____individuals)       ___________  Indirect                       _______%

*Beneficial ownership does not exceed one percent of the class.

(1) Share totals of directors include 100 directors' qualifying shares, which each director is required to own pursuant to One Valley's Bylaws. Shares held indirectly include shares held by family members and shares held through trusts or corporations which in turn hold shares of One Valley.

(2) Includes options to purchase 13,925 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 27,050 shares pursuant to One Valley's 1993 Stock Option Plan.


(3) Includes options to purchase 4,950 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 20,825 shares pursuant to One Valley's 1993 Stock Option Plan.

(4) Includes options to purchase 11,938 shares pursuant to One Valley's 1993 Stock Option Plan. Includes options to purchase 9,140 shares pursuant to Mountaineer Bankshares of W.Va., Inc. Stock Option Plan.

(5)      See Note (5) to Principal Holders of Voting Securities.

(6) Includes options to purchase 4,375 shares pursuant to One Valley's 1993 Stock Option Plan. Includes options to purchase 54,426 shares pursuant to CSB Financial Corporation Stock Option Plan.

(7) Includes options to purchase 2,125 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 19,975 shares pursuant to One Valley's 1993 Stock Option Plan.

(8) Includes options to purchase 4,031 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 15,213 shares pursuant to One Valley's 1993 Stock Option Plan.

(9) Includes options to purchase 30,309 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 46,875 shares pursuant to One Valley's 1993 Stock Option Plan.

(10) Consists of 117,003 shares held in nine trusts of which John L. D. Payne is a co-trustee, 453,946 shares held by Dickinson Company, Payne-Gallatin Mining Company and Horse Creek Land and Mining Company (in which companies Mr. Payne is an executive officer), and 900 shares owned by his children; does not include 110,037 shares held in or through trusts in which John L. D. Payne, at the discretion of the trustees, is an income beneficiary.

(11) Includes options to purchase 14,750 shares pursuant to One Valley's 1993 Stock Option Plan.

(12) Includes options to purchase 18,413 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 11,700 shares pursuant to One Valley's 1993 Stock Option Plan.



EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services in all capacities to One Valley for the fiscal years ended December 31, 1996, 1995, and 1994, of those persons who were, as of December 31, 1996,
(i) the chief executive officer and (ii) the four other most highly compensated officers of One Valley.






                           SUMMARY COMPENSATION TABLE



                                            Annual Compensation           Long Term Compensation
                                                                                 Award  Payouts


                                                           Other                  Securities          All
     Name                                                  Annual     Restricted  Under-              Other
     and                                                   Compen-     Stock      lying      LTIP     Compen-
     Principal                         Salary     Bonus    sation     Award(s)    Options    Payouts  sation(1)
     Position                Year        ($)         ($)     ($)        ($)          ($)       ($)       (#)
     --------                ----      -------    -------- ---------  ---------- ----------  -------  --------
     J. Holmes Morrison      1996     362,000    173,760                          12,500        0     3,750
     President & CEO         1995     340,000    140,080      0          0        11,875        0     3,750
                             1994     315,000    110,250      0          0        11,250        0     5,476

     Phyllis H. Arnold       1996     218,000     93,696                           7,500        0     3,750
     Exec. Vice President    1995     205,000     78,925      0          0         6,875        0     3,750
                             1994     190,000     63,840      0          0         6,375        0     4,531

     Frederick H. Belden, Jr.1996     174,000     60,030                           5,625        0     3,750
     Exec. Vice President    1995     164,000     54,858      0          0         5,250        0     3,750
                             1994     156,000     47,190      0          0         5,000        0     4,691

     Laurance G. Jones       1996     171,000     58,995                           5,625        0     3,750
     Exec. Vice President    1995     160,000     49,440      0          0         5,250        0     3,750
                             1994     150,000     43,313      0          0         4,750        0     4,687

     Kenneth R. Summers      1996     152,000     46,740                           5,000        0     3,750
     Sr. Vice President      1995     135,000     38,813      0          0         4,688        0     3,706
                             1994     130,000     35,750      0          0         4,375        0     3,539



(1) The amounts included in "All Other Compensation" consist of One Valley's contributions on behalf of the listed officers to the 401(k) Plan, pursuant to which participating employees receive a matching contribution of 50% from One Valley for up to 5% of pay contributed to the 401(k) Plan by the employee, to a maximum of $3,750 which represents One Valley's matching share times $150,000, the maximum compensation allowed for benefit calculation in a qualified plan.

         The following table sets forth further information on grants of stock options during 1996 to (i) the listed officers and (ii) all optionees as a group pursuant to One Valley's 1993 Incentive Stock Option Plan. The number of shares and exercise price reflect a 5 for 4 stock split effected in the form of a 25% stock dividend declared on September 18, 1996. The table also provides information concerning the potential gain to all shareholders at the designated rate of appreciation. No stock appreciation rights ("SARs") were awarded by One Valley.







                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                Grant Date
                           Individual Grants                                    Value(1)



                             Number of    % of Total                          Potential Realizable Value
                             Securities   Options                             at Assumed Annual Rates
                             Underlying   Granted to   Exercise               of Stock Appreciation for
                             Options      Employees    or Base     Expira-    Ten-Year Option Term
                             Granted      in Fiscal    Price(2)    tion         0%        5%             10%
     Name                      (#)        Year         ($/Sh)      Date        ($)        ($)            ($)
                              -------    ----------    ---------  --------  -----       --------      --------
     J. Holmes Morrison        12,500       10.2%        24.70     04/29/06      0       194,500       492,500
     Phyllis H. Arnold          7,500        6.1%        24.70     04/29/06      0       116,700       295,500
     Frederick H. Belden, Jr.   5,625        4.6%        24.70     04/29/06      0        87,525       221,625
     Laurance G. Jones          5,625        4.6%        24.70     04/29/06      0        87,525       221,625
     Kenneth R. Summers         5,000        4.1%        24.70     04/29/06      0        77,800       197,000

     25 Optionees (including
     the five listed above)   118,062        100%        24.70     04/29/06      0     1,837,045     4,651,643
     One Optionee               4,375                    28.00     08/05/06      0        77,044       195,256

     All Shareholders               -          -             -            -      0   320,291,941   811,022,011

     Optionee Gain as % of
     All Shareholders Gain         -           -             -            -       0          .60%          .60%


(1) The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised.

(2) The exercise price is the fair market value of One Valley Common Stock on the date the options were granted. Options are exerciseable immediately and terminate upon termination of employment for reasons other than death or retirement, upon the expiration of three months after the date of retirement, upon the expiration of one year from the date of death or ten years from the option date.

         The following table sets forth information concerning (i) the value realized upon the exercise of stock options during 1996 by the listed officers, and (ii) the number of unexercised options held by each listed officer as of December 31, 1996, and the market value of the underlying shares if the options had been exercised on that date. The number of shares reflect a 5 for 4 stock split effected in the form of a 25% stock dividend declared on September 18, 1996. No SARs have been awarded by One Valley.






                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES



                                                                         Number of
                                                                         Securities       Value of
                                                                         Underlying       Unexercised
                                                                         Unexercised      In-the-Money
                                                                         Options at       Options at
                               Shares Acquired    Value                  FY-End (#)       FY-End ($)
     Name                      On Exercise (#)    Realized ($)(1)        Exerciseable     Exerciseable
     ----                      ---------------    ---------------        ------------     ------------
     J. Holmes Morrison               4,378           92,965               77,184           1,377,877
     Phyllis H. Arnold                1,600           45,200               40,975             700,251
     Frederick H. Belden, Jr.         1,000           22,120               25,775             386,464
     Laurance G. Jones                1,720           22,162               22,100             318,076
     Kenneth R. Summers               1,410           29,532               30,113             532,073





(1) Market value of underlying securities at exercise, minus the exercise or base price.

         Compensation covered by a qualified pension plan is based on total pay, including all Incentive Compensation Plan payments, received during the sixty consecutive months of employment which results in the highest total divided by five. Such compensation is directly related to the total annual salary and bonus set forth in the Summary Compensation Table except that compensation relative to the benefit calculation cannot exceed $150,000. In 1996, this plan was amended
a) to provide for the merger of assets and participants from Co-operative Savings Bank, FSB (now One Valley Bank - Central Virginia); b) to adopt a "Rule of 87" under which early retirement benefits are unreduced if a participant's age and credited service equals or exceeds 87; and c) to change the 5% early retirement benefit reduction factor to lower the benefit using a calculation based on age 62 rather than age 65 when an employee with 25 years of service or more retires prior to age 62 (unless they meet the Rule of 87, in which case there is no reduction). As of November 1, 1996, the credited years of service under the retirement plan for the individuals named in the table shown under Executive Compensation were: Phyllis H. Arnold, 20.667 years; J. Holmes Morrison, 29.17 years; Frederick H. Belden, Jr., 29 years; Laurance G.
Jones, 27.417 years; and Kenneth R. Summers, 33.417 years.

         In 1990, a Supplemental Employee Retirement Plan (SERP) was established for certain members of senior management, including the individuals named in the Cash Compensation Table, which provides for a benefit at normal retirement of 65% of final average compensation, less (i) the retirement benefit under the Defined Benefit Pension Plan, (ii) any retirement benefits from a previous employer, and (iii) the employee's Social Security benefit. The plan further provides reduced early retirement benefit target objectives and a disability retirement benefit target of 60 percent of final average compensation at the time of disability, minus the benefits paid under the employer Long-Term Disability Plan and the employee's Social Security benefit. In 1996, the SERP was amended a) to redefine a "disability" to be the inability of a participant to perform his usual job function performed immediately preceding the onset of disability; b) to revise the reduced early retirement benefit target objectives to be consistent with the change in the 5% early retirement reduction factor made in the Defined Benefit Pension Plan; and c) to cause the SERP to include "non-compete" provisions which must be met for any participant to receive benefits under that plan. During 1996, $318,705 was accrued for the SERP Trust.

         The following table indicates, for purposes of illustration, the approximate annual retirement benefits (Qualified Plan and Supplemental Plan) that would be payable to an employee retiring on November 1, 1996, at age 65 on the full life annuity form under various assumptions as to salary and years of service. Benefits are not subject to deduction for Social Security or other offset amounts.




                                        PENSION PLAN TABLE

      HIGHEST CONSECUTIVE                                       ESTIMATED ANNUAL PENSION FOR
             FIVE-YEAR                                   REPRESENTATIVE YEARS OF CREDITED SERVICE
     AVERAGE COMPENSATION                    15           20          25             30            35
               $125,000                   $27,932      $37,242      $66,274        $66,274      $66,274
                150,000**                  33,932       45,242       85,524         82,524       82,524
                175,000                    33,932       45,242       98,774         98,774       98,774
                200,000                    33,932       45,242      115,024        115,024      115,024

                250,000                    33,932       45,242      147,524        147,524      147,524
                300,000                    33,932       45,242      180,024        180,024      180,024
                400,000                    33,932       45,242      245,024        245,024      245,024
                500,000                    33,932       45,242      310,024        310,024      310,024
                600,000                    33,932       45,242      375,024        375,024      375,024

                        **IRS Maximum for Qualified Plan.

         CHANGE IN CONTROL ARRANGEMENTS

         In October 1996, One Valley entered into agreements with the officers listed in the Summary Compensation Table and with certain other officers to encourage those key officers not to seek other employment because of the possibility that One Valley might be acquired by another entity, and to secure the executives' continued service and dedication in the event of an actual or threatened change in control. The Board of Directors determined that such an arrangement was appropriate, especially in view of the volatile banking market and the advent of full-scale interstate branching in June, 1997; however, the agreements were not undertaken in the belief that a change in control of One Valley was imminent. The 1996 agreements supersede previous change in control agreements.

         In general, the agreements provide that, in the event there is a change in control of One Valley (as described below), and during the 2-year period immediately following the change in control the executive is (i) terminated by One Valley without cause, or (ii) terminates employment for good reason (as defined in the agreements), or (iii) in the case of executives at the level of Executive Vice President or above, voluntarily terminates employment during the thirteenth month after a change in control, the executive shall receive a lump-sum cash amount equal to either 3 (at the level of Executive Vice President or above) or 2 times the sum of (i) the executive's base salary and average bonus for the three years preceding the change in control, (ii) a pro rata portion of the executive's target bonus for the year in which the change in control occurs, (iii) the continuation of welfare benefits for a 36-month period, and (iv) retiree medical benefits following such 36-month period if the executive has attained age 50 with 10 years of service as of the date of termination. In the event change in control related payments are subject to a 20% excise tax under Section 4999 of the Internal Revenue Code, One Valley will reimburse executives at the level of Executive Vice President or above in an amount sufficient to enable the executive to retain his change in control benefits as if the excise tax had not applied; provided, however, that the reimbursement will not be made and severance payments will be capped so no excise tax would be due if a reduction of the severance payments by an amount equal to less than 10% of the change in control benefits would result in no excise tax being due. If necessary, payments for other executives under the severance agreements will be reduced so no excise tax would be due. Pursuant to the severance agreements, the executives agree to not voluntarily terminate employment during the 180-day period following the commencement of a tender or exchange offer or proxy contest or execution of an agreement which would result in a change in control, unless and until such offer, contest or agreement is terminated or abandoned or a change in control occurs.

         Under the severance agreements, a "change in control" is defined generally to mean: (i) a person becomes the beneficial owner of 50% or more of the voting power of One Valley; (ii) a change in a majority of the Board (or their approved successors); (iii) the consummation of a reorganization, merger, consolidation or sale of substantially all of the assets of One Valley (unless One Valley's stockholders receive more than 60% of the voting stock of the surviving or purchasing company, no person acquires more than 50% of such voting stock, and One Valley's Board of Directors remains a majority of the continuing board of directors of the surviving or purchasing company); or (iv) a liquidation, dissolution or sale or disposition of all or substantially all the assets of One Valley.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee ("Committee") of the Board of Directors establishes compensation policies, plans and programs which are intended to accomplish three objectives: to attract and retain highly capable and well-qualified executives; to focus executives' efforts on increasing long-term shareholder value; and to reward executives at levels which are competitive with the marketplace for similar positions and commensurate with the performance of each executive and of One Valley. The Committee has determined that to accomplish these objectives, total compensation should be comprised of base salary, short-term incentive compensation and long-term incentive compensation.

         The Committee meets several times annually with the Chief Executive Officer and senior human resources executives to review, modify as appropriate, and approve the compensation programs for executives utilizing the services of outside compensation consultants when appropriate. In determining the salary budget for 1996 and in fixing levels of executive compensation, the Committee considered internal equity and external competitiveness of base compensation and total compensation and One Valley's performance relative to its long-range goals. In its evaluation of One Valley's corporate performance for the purpose of fixing base salary levels, the Committee does not attempt to assign specific weights to multiple factors which, taken together, constitute "corporate performance." Consequently, its evaluation of corporate performance is subjective to the extent that the Committee considers all aspects of corporate performance, including but not limited to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization; however, significant emphasis is given to the annual increase in One Valley's earnings per share. Base salaries for executive officers are determined first by an evaluation of the officer's success as measured against annually established goals for individual performance and the performance of the business unit(s) for which they have responsibility. Second, base salaries are measured against market place salaries of equivalent positions in financial institutions of comparable size. Marketplace information is determined using data from several recognized compensation survey services. In 1995 the Committee independently engaged a third party consultant, Price Waterhouse LLP, to study the compensation and benefits of the most senior executives of the corporation and to offer an evaluation and recommendations for 1996.

         In March, 1996, Price Waterhouse LLP reported directly to the Compensation Committee concerning annual cash compensation, total compensation, an executive benefits analysis and recommendations concerning change-in-control agreements. The Committee reviewed the findings and recommendations in detail and determined that One Valley's level of executive compensation is appropriate relative to a high performing peer group of banks. The percentage of compensation at risk is competitive to the peer group banks. These compensation levels are consistent with the philosophy of the Compensation Committee.

         Currently, base compensation for One Valley's executives, while competitive, is below the average for similar positions within comparable financial institutions. The Committee believes, philosophically, that compensation should, on the whole, be incentive driven; however, base compensation should be reasonably competitive in the marketplace. To this end, the Committee has set a base salary range target for executives at the 37.5 percentile of the marketplace average. The Committee believes that the appropriate level of executive base compensation is primarily market-driven, although base compensation is also dependent on corporate performance and on each executive's progress toward individual goals.

         The Committee believes that incentive compensation is an appropriate adjunct to base compensation which, together with base compensation, should approach the industry median for total compensation if established goals are met. Short-term incentive compensation is provided to key executives, as determined by the Compensation Committee pursuant to One Valley's Executive Incentive Compensation Plan ("EICP"). Awards under EICP are granted based upon individual and corporate performance. Corporate performance is measured by One Valley's earnings per share growth relative to a target level set by the Board of Directors, and One Valley's performance on six financial measures as compared to a selected peer group. The comparative measures are: net operating expenses / average assets; non-performing assets / (loans and OREO); net loan chargeoffs / average loans; efficiency ratio; return on assets; and return on equity. The individual portion is based upon performance of the executive and the unit he or she manages in meeting assigned objectives, and upon the executive's relative position within One Valley. The level of annual performance of One Valley, determined in a manner which emphasizes factors which should have a positive impact upon total return to shareholders, has a significant impact upon total executive compensation.

         The Committee believes that shareholder value can be further enhanced by closely aligning the financial interests of One Valley's key executives with those of its shareholders. Awards of stock options pursuant to One Valley's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Participation in the ISOP is limited to approximately thirty employees of the top management of One Valley and its affiliate banks who are deemed to have the opportunity to most significantly affect corporate results. Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of the One Valley Common Stock on the day the option is granted, and the option is freely exerciseable within a ten-year period. The options attain value over that time only if the market price of the underlying stock increases, and the increase in value of the option is directly tied to the increase in the value of the One Valley Common Stock. The Committee believes the ISOP focuses the attention and efforts of executive management upon increasing long-term shareholder value, and the Committee annually awards options to key executives in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP. These shares are generally allocated based upon the Committee's subjective judgment, taking into account the historical levels of awards and the relative positions with One Valley of the participants in the ISOP. Price Waterhouse LLP reviewed long term incentives as a part of total compensation benchmarking. Total compensation refers to the aggregation of the annual cash compensation and average long-term incentives. The level of One Valley's total compensation package is competitive with the peer groups, however, One Valley places slightly more emphasis on the long-term incentive component of the compensation package than do the banks included in the peer group.

         Total compensation for the CEO is determined in essentially the same way as for other executives, recognizing that the CEO has overall responsibility for the performance of One Valley. Therefore, One Valley's performance has a direct impact upon the CEO's compensation in that its earnings per share determine the amount of base compensation increase and significantly impact the EICP award; and, in addition, the market price of One Valley Common Stock determines the value of options awarded during prior periods. The base compensation of the CEO in 1996 was based in large measure on the corporate results in 1995 relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization. As discussed above, no attempt is made by the Committee to assign relative weights to the various components of corporate performance in fixing the CEO's base compensation.

         The Compensation Committee reviewed the report of Price Waterhouse LLP on executive benefits. On the whole, the executive benefits were found to be adequate, although somewhat conservative. The Committee approved the recommendation that executives be provided personal financial and estate planning services. With respect to change-in-control strategies, Price Waterhouse LLP recommended a complete study of One Valley's then current change in control agreements, which it believed should be modified and expanded. (See the subsection of this Proxy Statement captioned "Change-in-Control Agreements.")

         Recent revisions to the Internal Revenue Code disallow deductions in excess of $1,000,000 for certain executive compensation. The Committee has not adopted a policy in this regard since none of One Valley's executives receives compensation approaching the $1,000,000 level. The report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that One Valley specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.


        The report is submitted by the Compensation Committee, which consists of

                                               Phillip H. Goodwin, Chairman
                                               Charles M. Avampato
                                               Nelle Ratrie Chilton
                                               David E. Lowe
                                               John L. D. Payne
                                               H. Bernard Wehrle, III.

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in cumulative total shareholder return on One Valley Common Stock for the five-year period ending December 31, 1996, with the cumulative total return of the Standard & Poor's 500 Stock Index and the Media General Industry Group Index - 04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. The graph assumes (i) the reinvestment of all dividends and (ii) an initial investment of $100. There is no assurance that One Valley's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that One Valley specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.



                  FIVE-YEAR CUMULATIVE TOTAL RETURN COMPARISON


(Performance Graph appears here with the following plot points.)

                               FISCAL YEAR ENDING


                              1991    1992     1993    1994     1995     1996

One Valley Bancorp            100    155.61   148.48  154.95   177.21   271.27
All Publicly Traded Banks     100    119.14   140.83  133.61   188.94   261.26
Standard & Poor's 500         100    107.64   118.50  120.06   165.18   203.11

COMPENSATION OF DIRECTORS

         During 1996, each director who was not also an officer and full-time employee of One Valley received $600 for each meeting of the Board of Directors of One Valley attended. Non-employee directors who were members of the Board's Audit Committee received $350 per meeting attended and $300 for other committee meetings attended. In addition, Mr. Baronner received compensation in the amount of $18,000 for serving as Chairman of the Board of Directors. During 1996, there were no other arrangements pursuant to which any director of One Valley was compensated for services as a director.

         Directors of One Valley are eligible to defer fees pursuant to the One Valley Deferred Compensation Plan, which was adopted in 1984, with respect to fees received in 1984 and thereafter for services rendered as a director of One Valley.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires One Valley's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of One Valley's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of One Valley. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish One Valley with copies of all Section 16(a) forms they file.

         To One Valley's knowledge, based solely upon review of the copies of such reports furnished to One Valley and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

         One Valley and its various banking subsidiaries have had and expect to have in the future transactions in the ordinary course of business with directors, officers, principal shareholders and their associates. During 1996, all of these transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. One Valley's management believes that these transactions, which at December 31, 1996, were, in the aggregate, _______% of total shareholders' equity, did not involve more than the normal risk of collectibility or present other unfavorable features.

         Jackson & Kelly, a law firm in which Director James K. Brown is a partner, Steptoe & Johnson, a law firm in which Director J. Lee Van Metre, Jr., is a partner, Bowles, Rice, McDavid, Graff & Love, a law firm in which Director Lacy I. Rice, Jr., is a partner, and McNeer, Highland & McMunn, a law firm in which Director Cecil B. Highland, Jr., is of counsel, performed legal services for One Valley and its subsidiaries in 1996. Based on information provided by Messrs. Brown, Van Metre, Rice and Highland, One Valley believes that payments it made to these law firms were less than five percent of each of those law firms' gross revenues in 1996. During 1996, The Neighborgall Construction Co. received payments of $149,720 from One Valley's affiliate, One Valley Bank of Huntington, Inc., for repair work to facilities owned by the bank. In One Valley's opinion, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1996, One Valley's affiliate banks and One Valley Square, Inc., paid $115,029 to TerraCare, Inc., for landscaping services. TerraCare, Inc., is a wholly-owned subsidiary of TerraCo, Inc. Mary Price Ratrie, a principal shareholder of One Valley, is the principal shareholder and President of TerraCo, Inc., and Director Nelle Ratrie Chilton is Vice President and director of TerraCo, Inc. In the opinion of One Valley, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley. The members of One Valley's Compensation Committee are Phillip H. Goodwin, Charles M. Avampato, Nelle Ratrie Chilton, David E. Lowe, John L. D. Payne and H. Bernard Wehrle, III.

2.       RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Ernst & Young LLP to serve as independent auditors for One Valley for 1997. Although the selection of auditors does not require shareholder ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted to shareholders for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other independent auditors. One Valley is advised that no member of this accounting firm has any direct or indirect material interest in One Valley, or any of its subsidiaries. A representative of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired. The enclosed proxy will be voted "FOR" the ratification of the selection of Ernst & Young LLP unless otherwise directed. The affirmative vote of a majority of the shares of One Valley Common Stock represented at the Annual Meeting of Shareholders is required to ratify the appointment of Ernst & Young LLP.


         3. PROPOSAL TO AMEND INDEMNIFICATION PROVISION OF ARTICLES OF INCORPORATION

         The Board of Directors recommends that the shareholders approve an amendment to Article V of the Articles of Incorporation of One Valley to revise and update the obligation of One Valley to indemnify its directors and officers. The text of Article V, in its current form, is attached as Exhibit A to this Proxy Statement and incorporated herein by this reference. The text of proposed
Article V is attached as Exhibit B and is also incorporated herein by this reference.

         Background and Reasons for the Proposed Amendment: Indemnification is the practice by which a corporation pays the expenses of directors and officers who are named as defendants or otherwise involved in litigation relating to their activities on behalf of the corporation. Virtually all publicly-owned corporations provide indemnification. The laws of the State of West Virginia expressly authorize indemnification, and since One Valley was incorporated in 1981, Article V has provided indemnification for One Valley's directors and officers. Since 1981, there have been numerous legal and other developments concerning indemnification. The Board of Directors believes that One Valley's current indemnification provision should be revised and updated to reflect these developments and to be consistent with industry standards, so as to attract and retain qualified directors and officers.

         The current indemnification provision may leave some ambiguity as to whether the standard of conduct required for indemnification has been satisfied. Similarly, the current provision utilizes legal terms establishing the standard of conduct of indemnification which, in light of the developments since 1981, may be difficult to apply. The proposed provision is designed to reduce ambiguity and uncertainty in favor of indemnification simply "to the fullest extent authorized by law." In the opinion of the Board of Directors, the use of the language "to the fullest extent authorized by law" makes the provision consistent with existing law and potential future developments in this area. In addition, the proposed indemnity provision more clearly specifies the payments One Valley must make, the binding contractual nature of One Valley's commitment to do so, and the procedure that an indemnified party may use to obtain prompt payment. The Board of Directors believes that the proposed amendment is consistent with the original intent of Article V when it was adopted.

         The proposed indemnity provision does not authorize indemnification which is precluded by state or federal statutes or regulations. For example, the federal securities laws or regulations of the Federal Deposit Insurance Corporation may preclude indemnification for certain specified violations.

         Other information: Although there is currently no litigation pending, or to One Valley's knowledge, threatened that will trigger either the existing or the proposed indemnification provision, incumbent directors may be deemed to have a direct and personal interest in approval of the proposed amendment because of possible litigation in the future. One Valley maintains directors' and officers' liability insurance which may offset part of the cost involved in any indemnification claim. To the extent obligations under the proposed indemnity provision of One Valley's Articles of Incorporation exceed any proceeds of insurance (or if such coverage is discontinued or not available), any indemnification payments made by One Valley could have an adverse effect upon its earnings and assets.

         The Board recommends that Article V of One Valley's Articles of Incorporation be amended and restated in its entirety as set forth in Exhibit B. An affirmative vote of a majority of the outstanding shares of One Valley Common Stock is required to approve the amendment. Shares voted "ABSTAIN" and shares not voted will have the same effect as if these shares were voted "AGAINST" approval of the amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. The enclosed proxy will be voted "FOR" the approval of the proposed amendment to Article V of the Articles of Incorporation unless otherwise directed.

FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

         Upon written request by any shareholder to Laurance G. Jones, Treasurer, One Valley, P. O. Box 1793, Charleston, West Virginia 25326, a copy of One Valley's 1996 Annual Report on Form 10-K will be provided without charge.


OTHER INFORMATION

         If any of the nominees for election as directors are unable to serve as directors by reason of death or other unexpected occurrence, proxies will be voted for a substitute nominee or nominees designated by the Board of One Valley unless the Board of Directors adopts a resolution pursuant to the Bylaws reducing the number of directors. The Board of Directors is unaware of any other matters to be considered at the meeting, but if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with the recommendation of the Board of Directors.


SHAREHOLDER PROPOSALS FOR 1998

         Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to Merrell S. McIlwain II, Secretary of One Valley, at its executive offices, no later than November 18, 1997, to have it considered for inclusion in the proxy statement of the Annual Meeting in 1998.

J. Holmes Morrison
PRESIDENT
Charleston, West Virginia
March 18, 1997

                                                                       EXHIBIT A



                                    ARTICLE V


         Provisions for the regulation of the internal affairs of the corporation are:

         Each director and officer of this corporation, or former director or officer of this corporation, or any person who may have served at its request as a director or officer of another corporation, his heirs and personal representatives, shall be indemnified by this corporation against costs and expenses at any time reasonably incurred by him arising out of or in connection with any claim, action, suit or proceeding, civil or criminal, against him or to which he may be made a party by reason of his being or having been such director or officer except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of a duty to the corporation. If in the judgment of the board of directors of this corporation a settlement of any claim, action, suit or proceeding so arising be deemed in the best interests of the corporation, any such director or officer shall be reimbursed for any amounts paid by him in effecting such settlement and reasonable expenses incurred in connection therewith. The foregoing right of indemnification shall be in addition to any and all other rights to which any director or officer may be entitled as a matter of law.

                                                                       EXHIBIT B



                                    ARTICLE V

                      Provisions for the Regulation of the
                       Internal Affairs of the Corporation

                   A. Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (including, without limitation, as a witness or deponent) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise in nature ("Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the written request of the corporation's board of directors, president or their delegate as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or omission in an official capacity as a director, officer, trustee, employee or agent or in any other capacity, shall be indemnified and held harmless by the corporation to the fullest extent authorized by law, including but not limited to the West Virginia Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Code permitted the corporation to provide prior to such amendment), against all expenses, liability and loss (including, without limitation, attorneys' fees and disbursements, judgments, fines, ERISA or other similar or dissimilar excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith; provided, however, that the corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the board of directors of the corporation; provided, further, that the corporation shall not indemnify any person for civil money penalties or other matters, to the extent such indemnification is specifically not permissible pursuant to federal or state statute or regulation, or order or rule of a regulatory agency of the federal or state government with authority to enter, make or promulgate such order or rule. Such right shall include the right to be paid by the corporation expenses, including, without limitation, attorneys' fees and disbursements, incurred in defending or participating in any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, in which such director or officer agrees to repay all amounts so advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article or otherwise. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, or that such person did have reasonable cause to believe that his conduct was unlawful.

                   B. Right of Claimant to Bring Suit. If a claim under this
Article is not paid in full by the corporation within thirty days after a written claim therefor has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending or participating in any Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the applicable law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation.

                  Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification or reimbursement of the claimant is permitted in the circumstances because he or she has met the applicable standard of conduct, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                   C. Contractual Rights: Applicability. The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto
(i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the corporation and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

                   D. Requested Service. Any director or officer of the corporation serving, in any capacity, (i) another corporation of which five percent (5%) or more of the shares entitled to vote in the election of its directors is held by the corporation, or (ii) any employee benefit plan of the corporation or of any corporation referred to in clause (i), shall be deemed to be doing so at the request of the corporation.

                   E. Non-Exclusivity of Rights. The rights conferred on any person hereunder shall not be exclusive of and shall be in addition to any other right which such person may have or may hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

                   F. Insurance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under West Virginia law.

*******************************************************************************
                                    APPENDIX


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                      PROXY ONE VALLEY BANCORP, INC. PROXY
                            CHARLESTON, WEST VIRGINIA
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 22, 1997

     Michael A. Albert, John R. Lukens and Louis S. Southworth, II, or any one of them, are hereby authorized to represent and to vote stock of the undersigned in One Valley Bancorp, Inc. at the Annual Meeting of Shareholders to be held April 22, 1997, and any adjournment thereof.

     Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the Proxy Statement of One Valley Bancorp, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of Directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this Proxy shall be voted in accordance with recommendations of the Board of Directors.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            ONE VALLEY BANCORP, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


The Board of Directors recommends a vote "FOR" the listed propositions.

1.       Election of  Directors  for the terms  specified  in the            FOR             WITHHOLD         FOR ALL
         Proxy Statement.
                                                                                 (Except Nominees(s)written Below
             Nominees: Bob M. Johnson,  Robert E. Kamm, Jr., Edward H.       [ ]              [ ]              [ ]
             Maier,  J.  Holmes  Morrison,  Angus E.  Peyton,  Lacy I.
             Rice, Jr., Richard B. Walker and Thomas D. Wilkerson

2.       Ratify  the  selection  of Ernst & Young LLP as  independent        FOR            AGAINST          ABSTAIN
         Certified Public Accountants for 1997.                              [ ]              [ ]              [ ]

3.       Approve  an  amendment  to  Article  V  of  the  Articles  of       FOR            AGAINST          ABSTAIN
         Incorporation to update the indemnification provision.              [ ]              [ ]              [ ]


4.       Transact such other  business as may properly come before the       FOR            AGAINST          ABSTAIN
         meeting and any adjournment thereof.                                [ ]              [ ]              [ ]




                                                  Dated:__________________, 1997


                                 Signature(s)___________________________________

                                  ---------------------------------------------
                                  When signing as attorney, executor,
                                  administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -